UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2019

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ConnectOne Bancorp, Inc.
(Exact name of registrant as specified in its charter)
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New Jersey	001-11486	52-1273725
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

301 Sylvan Avenue, Englewood Cliffs, New Jersey 07632
(Address of Principal Executive Offices) (Zip Code)

(201) 816-8900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange on which
Title of each class	Trading symbol	registered
Common stock	CNOB	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 15, 2019, ConnectOne Bancorp, Inc., a New Jersey corporation (the “Registrant” or “ConnectOne”), and Bancorp of New Jersey, Inc., a New Jersey corporation (“BKJ”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which BKJ will merge with and into the Registrant (the “Merger”). The Merger Agreement was approved by the Boards of Directors of each of the Registrant and BKJ at meetings held on August 15, 2019. Following the Merger, BKJ’s wholly owned bank subsidiary, Bank of New Jersey, will merge with and into the Registrant’s wholly owned bank subsidiary, ConnectOne Bank, with the ConnectOne Bank as the surviving bank (the “Bank Merger” and, together with the Merger, the “Transaction”). The Merger is expected to close in the first quarter of 2020.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), BKJ shareholders will have the right to receive for each share of BKJ’s common stock, no par value, at their election, either (i) $16.25 in cash or (ii) 0.780 share of the Registrant’s common stock, without par value (“Registrant Common Stock”) (the “Merger Consideration”). BKJ shareholders will have the right to elect all stock consideration, all cash consideration or a combination thereof, subject to required proration such that, in the aggregate, 80% of BKJ shares are exchanged for stock consideration and 20% are exchanged for cash consideration.

At the Effective Time, the in-the-money portion of BKJ stock options will be cashed out. At the Effective Time, BKJ restricted stock awards will fully vest (with any performance-based vesting condition deemed satisfied) and shall be cancelled and converted automatically into the right to receive Merger Consideration, with the same election right as BKJ stockholders, subject to proration.

Immediately after consummation of the Transaction, the directors of the Registrant and ConnectOne Bank will consist of the existing directors on the Boards of Directors of the Registrant and ConnectOne Bank and one individual to be selected prior to the Effective Time who is currently serving on BKJ’s Board of Directors shall be appointed to the Boards of the Registrant and ConnectOne Bank. The officers of the Registrant and ConnectOne Bank following consummation of the Merger shall consist of the Registrant and ConnectOne Bank’s existing officers.

The Merger Agreement contains customary representations, warranties, and covenants of each party. Subject to certain exceptions, the Merger Agreement provides that the Board of Directors of BKJ will recommend the approval and adoption of the Merger Agreement by the shareholders of BKJ. The Merger Agreement also provides that the Board of Directors of ConnectOne will recommend the approval and adoption of the Merger Agreement by the shareholders of ConnectOne. BKJ has agreed not to solicit acquisition proposals relating to alternative business combination transactions. In addition, BKJ has agreed not to participate in discussions or negotiations or provide information in connection with any acquisition proposals for alternative business combination transactions unless certain conditions are satisfied.

Closing of the Merger is subject to customary conditions, including, among others, approval of the Merger Agreement by shareholders of BKJ and ConnectOne, receipt of required regulatory approvals, effectiveness of the registration statement to be filed by the Registrant, and approval for listing on NASDAQ with respect to the Registrant Common Stock to be issued in the Merger.

The Merger Agreement provides certain termination rights for each party and further provides that, in the event the Merger Agreement is terminated under certain circumstances in connection with a competing acquisition transaction, BKJ will be required to pay the Registrant a termination fee equal to $4,500,000. In the event of termination of the Merger Agreement as a result of ConnectOne’s failure to obtain the requisite shareholder approval, ConnectOne will be required to pay BKJ an amount equal to its reasonable costs and legal expenses incurred in connection with the negotiation and preparation of the Merger Agreement, up to a maximum amount of $750,000.

In connection with the Merger Agreement, the Company entered into voting agreements with the directors of BKJ, in their capacities as shareholders (collectively, the “Voting Agreements”). Pursuant to the terms of the Voting Agreements, each director of BKJ has agreed to vote the shares of BKJ common stock they own in favor of the Merger Agreement, subject to the exceptions set forth in the Voting Agreements.

The foregoing summary of the Merger Agreement and the Voting Agreements in this Item 1.01 is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement and the form of Voting Agreements, copies of which are attached hereto as Exhibit 2.1 and Exhibit 10.1, respectively, and are incorporated herein by reference in their entirety. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the parties thereto, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, the representations and warranties in the Merger Agreement will not survive consummation of the Merger, unless otherwise specified therein, and were made only as of the date of the Merger Agreement or such other date as specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties thereto, their respective affiliates or their respective businesses.

Item 7.01 Regulation FD Disclosure.

On August 16, 2019, representatives of the Registrant will present to investors the information about the Transaction described in the slides attached to this report as Exhibit 99.1, which are incorporated by reference herein.

The preceding information, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant.

Item 8.01 Other Events.

On August 16, 2019, Registrant and BKJ issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of August 15, 2019, by and between the Registrant and BKJ, pursuant to which BKJ will merge with and into the Registrant, subject to the terms and conditions set forth therein. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of August 15, 2019, by and between ConnectOne Bancorp, Inc. and Bancorp of New Jersey, Inc.*
10.1	Form of Voting Agreement executed by all directors of Bancorp of New Jersey, Inc.
99.1	Investor Presentation, dated August 16, 2019
99.2	Press Release, dated August 16, 2019

* Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) and 601(b)(2) of Regulation S-K. A copy of any omitted schedules will be furnished supplementally to the SEC upon its request.

Important Information About the Merger

In connection with the proposed merger with BKJ, ConnectOne will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of ConnectOne’s common stock to be issued in connection with the merger. The registration statement will include a joint proxy statement/prospectus of BKJ and ConnectOne which will be sent to the shareholders of BKJ and ConnectOne seeking their respective approval of the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT CONNECTONE, BKJ, AND THE PROPOSED TRANSACTION.

A free copy of these documents, as well as other filings containing information about ConnectOne and BKJ, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from ConnectOne at the “Investor Relations” section of ConnectOne’s web site at www.connectonebank.com or from BKJ at the “Investor Relations” section of BKJ’s website at www.bonj.net. Copies of the Joint Proxy Statement/Prospectus can also be obtained, free of charge, when available by directing a request to ConnectOne Bancorp, Inc., 301 Sylvan Avenue, Englewood Cliffs, New Jersey 07632, Attention: Laura Criscione, Corporate Secretary or to Bancorp of New Jersey, Inc., 1365 Palisade Ave., Fort Lee, New Jersey 07024, Attention: Corporate Secretary.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The communication is not a substitute for the Registration Statement that will be filed with the SEC or the Joint Proxy Statement/Prospectus.

Forward-Looking Statements

All non-historical statements in this report (including without limitation statements regarding the pro forma effect of the proposed transaction, cost savings, anticipated expense totals, the accretive nature of the proposed transaction, revenue enhancement opportunities, anticipated capital ratios and capital, positioning, value creation, growth prospects and timing of the closing) constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Registrant and BKJ, including future financial and operating results, and the combined company's plans, objectives, expectations and intentions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made. Except to the extent required by applicable law or regulation, Registrant and BKJ assume no duty to update forward-looking statements.

In addition to factors previously disclosed in Registrant’s and BKJ’s reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the acquisition, including approval by BKJ shareholders, on the expected terms and schedule; delay in closing the acquisition; difficulties and delays in integrating BKJ’s business or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; changes in Registrant’s stock price before closing, including as a result of the financial performance of BKJ prior to closing; the reaction to the transaction of the companies' clients, customers, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Further information regarding the Registrant, BKJ and factors which could affect the forward-looking statements contained herein can be found in the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its other filings with the SEC, and in BKJ’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its other filings with the SEC.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Proxy Solicitation

ConnectOne, BKJ and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of BKJ and ConnectOne in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about ConnectOne, and its directors and executive officers, may be found in the definitive proxy statement of ConnectOne relating to its 2019 Annual Meeting of Shareholders filed with the SEC on April 22, 2019, and other documents filed by ConnectOne with the SEC. Additional information about BKJ, and its directors and executive officers, may be found in the definitive proxy statement of BKJ relating to its 2019 Annual Meeting of Shareholders filed with the SEC on April 22, 2019, and other documents filed by BKJ with the SEC. These documents can be obtained free of charge from the sources described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	August 16, 2019	CONNECTONE BANCORP, INC.

		By	/s/ William S. Burns
William S. Burns
Executive Vice President and
Chief Financial Officer